UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2005
                                                         ----------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-23975                  42-1556195
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
---------------------------------------------------------             ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

      In connection with the consummation of the merger of Hudson River Bancorp, Inc. ("HRB") with and into First Niagara Financial Group, Inc. ("FNFG") as discussed in Item 2.01 below, FNFG entered into an employment agreement with Carl A. Florio to serve as Regional President - Eastern New York. Under terms of this agreement, Mr. Florio will receive an annual salary of $230,000 in 2005 and a one-time signing bonus of $300,000. Mr. Florio will also be entitled to participate in the FNFG Management Incentive Plan which may provide for an annual cash bonus to Mr. Florio equal to 35% of his base salary during each calendar year of the agreement. The employment agreement terminates on December 31, 2007. The contract includes a change in control protection provision during the term of the employment agreement providing Mr. Florio a lump sum cash payment the amount of which is based, in part, on Mr. Florio's salary and the length of the unexpired portion of his employment agreement. Such payment shall only be made if Mr. Florio's employment with FNFG is terminated without cause or for good reason within twelve months following a change in control of FNFG or First Niagara Bank and if such change in control occurs during the term of his employment agreement. The contract also provides for termination and other benefits to Mr. Florio or his beneficiary (i) if his employment is voluntarily terminated for good reason or involuntarily terminated by FNFG other than for cause, (ii) if Mr. Florio terminates employment absent good reason or is terminated by FNFG for cause, or (iii) in the event of Mr. Florio's disability or death during the term of the contract. A copy of the employment agreement is filed as exhibit 99.1 to this report.

      On January 14, 2005, Mr. Florio received options to purchase 50,000 shares of FNFG common stock with an exercise price of $13.28 and 45,000 shares of restricted stock.

      Effective with the closing of the merger of HRB with and into FNFG on January 14, 2005, First Niagara Bank, a subsidiary of FNFG, entered into an agreement with Homestead Funding Corp., ("Homestead"), a mortgage banker licensed in the State of New York as well as other states, pursuant to which First Niagara Bank will outsource its residential mortgage loan origination function to Homestead in specified counties of upstate eastern New York. While Homestead will market their services under the First Niagara Mortgage brand, the loans will be originated and closed in Homestead's name and not in First Niagara Bank's name. As part of the Agreement, Homestead will sell selected mortgages to First Niagara Bank as a correspondent.

Item 2.01 Completion of Acquisition or Description of Assets

      On January 14, 2005, the merger of Hudson River Bancorp, Inc. with and into First Niagara Financial Group, Inc. (the "Merger"), as contemplated by the Agreement and Plan of Merger by and between First Niagara Financial Group, Inc. and Hudson River Bancorp, Inc., dated as of April 1, 2004 (the "Agreement"), was completed. In accordance with the Agreement, the aggregate consideration paid in the Merger consisted of approximately $126.8 million in cash and approximately
35.8 million shares of FNFG common stock.

      The preceding is qualified in its entirety by reference to the Agreement, incorporated by reference in Exhibit 2.1 to this Form 8-K, and a press release dated January 14, 2005, attached as Exhibit 99.2 to this Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective with the closing of the merger on January 14, 2005, FNFG's Board of Directors appointed William H. Jones and Richard Koskey to FNFG's Board of Directors. Mr. Jones, along with Daniel J. Hogarty, will serve as Vice Chairman of FNFG's Board of Directors. Mr. Jones will be appointed to FNFG's Finance and Trust Committee and Governance/Nominating Committee. Mr. Koskey will be appointed to FNFG's Audit Committee and Loan Committee. Neither Mr. Jones nor Mr. Koskey is a party to any transaction that would be required to be reported under Item 404(a) of Regulation S-K.

      On January 14, 2005, Mr. Jones and Mr. Koskey each received options to purchase 25,480 shares of FNFG common stock with an exercise price of $13.28 per share and 7,530 shares of restricted stock.

Item 9.01 Financial Statements and Exhibits

(a)   Financial statements of business

      (i) The Audited Consolidated Balance Sheets at March 31, 2004 and 2003 and the Audited Consolidated Statements of Income for the years ended March 31, 2004, 2003 and 2002 of HRB are incorporated herein by reference by Exhibit 99.3.

      (ii) The Unaudited Consolidated Balance Sheets at September 30, 2004 and the Unaudited Consolidated Statements of Income for the six months ended September 30, 2004 for HRB are incorporated herein by reference by Exhibit 99.4.

(b)   Pro forma financial information.

      (i) Unaudited Combined Condensed Consolidated Pro Forma Financial Data will be provided by FNFG by an amendment to this Form 8-K as required.

(c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

      2.1 Agreement and Plan of Merger, dated as of April 1, 2004, by and between First Niagara Financial Group, Inc. and Hudson River Bancorp, Inc. (incorporated by reference to
                        Exhibit 99.3 to FNFG's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2004 (Commission File No. 0-23975))

      99.1 Employment Agreement between First Niagara Financial Group, Inc. and Carl A. Florio

      99.2              Press release dated January 14, 2005

      99.3 Audited Consolidated Financial Statements of HRB (incorporated by reference to HRB's Annual Report on Form 10-K, as amended, filed with the Securities and Exchange Commission on June 22, 2004 (Commission File No. 0-24187))

      99.4 Unaudited Consolidated Financial Statements of HRB (incorporated by reference to HRB's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2004 (Commission File No. 0-24187))

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: January 20, 2005                  By: /s/ John R. Koelmel
                                            ------------------------------------
                                            John R. Koelmel
                                            Chief Financial Officer
                                            (Duly authorized representative)